SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (212) 634-9400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.
On February 28, 2006, New York Mortgage Trust, Inc. (the “Company”) announced that due to an unforeseen conflict the Company has moved the date of its fourth quarter 2005 results press release to Monday, March 6, 2006 after the close of market. Management will conduct a conference call and live audio webcast at 9:00 a.m. ET on March 7, 2006 to review the Company’s quarterly results. Information with respect to accessing the conference call or audio webcast have been set forth in the press release, which is being furnished as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01      Financial Statements and Exhibits.
(c) Exhibit.                Exhibit 99.1 is being furnished as an exhibit to this Current Report on Form 8-K.
               99.1                Press Release, dated February 28, 2006

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
March 1, 2006	/s/ Michael I. Wirth
Michael I. Wirth
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated February 28, 2006